                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


     Each person whose signature appears below hereby constitutes and appoints John Hetterick and Volker Oakey and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution for him and in his name, place and stead, in any and all capacities, to sign the Verdant Brands, Inc. (the "Company") Annual Report on Form 10-KSB for the year ended December 31, 1999 (the "1999 Form 10-KSB") under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file such 1999 Form 10-KSB and any and all such amendments, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, state securities administrations and any and all other agencies or administrations as may be deemed necessary or advisable by said attorneys-in-fact and agents, and each of them, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 27th day of March 2000, by the following persons:


 /s/ Gordon F. Stofer                                     /s/ Robert W. Fischer
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Gordon F. Stofer                                          Robert W. Fischer

/s/ Stanley Goldberg                                      /s/ Donald E. Lovness
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Stanley Goldberg                                          Donald E. Lovness

/s/ John R. Hetterick                                     /s/ Franklin Pass
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John R. Hetterick                                         Franklin Pass

/s/ Frederick F. Yanni, Jr.                               /s/ Richard Mayo
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Frederick F. Yanni, Jr.                                   Richard Mayo

/s/ Volker Oakey                                          /s/ John A. Hinds
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Volker Oakey                                              John A. Hinds